CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated June 19, 2003 in Pre-effective Amendment Number 1 to the Registration Statement (Form N-2 No. 333-107448) of Neuberger Berman Income Opportunity Fund Inc.



                                                       /s/ Ernst & Young LLP

                                                       ERNST & YOUNG LLP

Boston, Massachusetts
September 16, 2003